Exhibit 99.3

CLEANSPARK, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

CLEANSPARK, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On August 17, 2022, CleanSpark, Inc. (the “Company”), through its wholly owned subsidiary, CSRE Properties Washington, LLC, a Georgia limited liability company (“CSRE”), completed the purchase of real property, together with all improvements situated thereon and all rights, easements and appurtenances belonging thereto (collectively, the “Property”), from SPRE Commercial Group, Inc. f/k/a WAHA, Inc. (“SPRE”), a Georgia corporation (the “Seller”), pursuant to a Land Purchase and Sale Agreement dated as of August 5, 2022 and amended on August 17, 2022.

Additionally, on August 17, 2022, in connection with the Land Purchase and Sale Agreement, the Company completed the purchase of a mix of S19 and S19 J Pro bitcoin miners with a total processing power equal to approximately 341,985 terahashes, pursuant to an equipment purchase and sale agreement (together with the Land Purchase and Sale Agreement, the “Acquisition”), from Waha Technologies, Inc., a Georgia corporation (“WAHA”, collectively with the Seller "WAHA & SPRE" or the "Sellers"), an affiliate of the Seller. Pursuant to the Land Purchase and Sale Agreement and the Equipment Purchase and Sale Agreement the Company acquired substantially all of WAHA & SPRE's assets.

At the closing on August 17, 2022 of the Acquisition, total consideration for the Property and miners consisted of (i) $1,961,747 in financing provided by the Seller to the Company at an interest rate of 12% per annum, to be repaid in 12 monthly installments of $173,651, (ii) the Company’s assumption of a mortgage with a maximum principal amount of $2,158,253 and an interest rate of 13% and (iii) $19,771,610 of cash consideration paid by the Company to the Seller.

The following sets forth unaudited pro forma condensed combined financial statements of the Company, prepared in accordance with Article 11 of Regulation S-X. The following information should be read in conjunction with (1) the accompanying notes to the unaudited pro forma condensed combined financial statements, (2) Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical consolidated financial statements of the Company and the accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as previously filed with the Securities and Exchange Commission, and (3) the historical financial statements of WAHA & SPRE and the accompanying notes as of and for the year ended December 31, 2021 and the six months ended June 30, 2022 included in this amended Form 8-K filing as Exhibits 99.1 and 99.2, respectively.

The unaudited pro forma condensed combined financial statements are based on and have been derived from the historical consolidated financial statements of the Company and WAHA & SPRE, adjusted to give effect to the Acquisition. The unaudited pro forma condensed combined statements of operations for the year ended September 30, 2021 and the nine months ended June 30, 2022 were prepared as if the Acquisition occurred on October 1, 2020. The unaudited pro forma condensed combined balance sheet was prepared as if the Acquisition occurred on June 30, 2022. The pro forma adjustments consist of transaction accounting adjustments that are necessary to account for the Acquisition.

The unaudited pro forma condensed combined financial statements have been prepared by management for illustrative purposes only and do not purport to represent what the results of operations, financial condition or other financial information of the Company would have been if the Acquisition had occurred as of the dates indicated or what such results or financial condition will be for any future periods. The unaudited pro forma condensed combined financial statements are based on preliminary estimates and assumptions and on the information available at the time of the preparation thereof. Any of these preliminary estimates and assumptions may change, be revised or prove to be materially different, and the estimates and assumptions may not be representative of facts existing at the time of the Acquisition. The unaudited pro forma condensed combined financial statements do not reflect non-recurring charges that will be incurred in connection with the Acquisition, nor any cost savings and synergies expected to result from the Acquisition (and associated costs to achieve such savings or synergies).

CLEANSPARK, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2022

	CleanSpark, Inc.	WAHA & SPRE	Pro Forma Adjustments (Note 5)		Pro Forma Combined
ASSETS
Current assets
Cash and cash equivalents, including restricted cash	$2,661,682	$1,048,168	$(3,709,850)	(a),(g)	$—
Other current assets	26,786,991	1,253,926	(1,253,926)	(g)	26,786,991
Total current assets	$29,448,673	$2,302,094	$(4,963,776)		$26,786,991

Property and equipment, net	$322,185,923	$40,534,233	$(16,642,623)	(f),(g)	$346,077,533
Other long-term assets	59,424,228	16,830,815	(16,830,815)	(g)	59,424,228
Total assets	$411,058,824	$59,667,142	$(38,437,214)		$432,288,752

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$12,995,578	$6,330,813	$10,779,115	(a),(g)	$30,105,506
Other current liabilities	6,990,716	17,732,994	(15,771,247)	(c),(g)	8,952,463
Total current liabilities	$19,986,294	$24,063,807	$(4,992,132)		$39,057,969
Long-term liabilities	14,205,735	12,639,049	(10,480,796)	(b),(g)	16,363,988
Total liabilities	$34,192,029	$36,702,856	$(15,472,928)		$55,421,957

Stockholders' equity
Common stock; $0.001 par value; 100,000,000 shares authorized; 41,300,241 shares issued and outstanding as of June 30, 2022	41,299	18,921,981	(18,921,981)	(g)	41,299
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 issued and outstanding as of June 30, 2022	1,750	—	—		1,750
Additional paid-in capital	530,506,510	50,603	(50,603)	(g)	530,506,510
Accumulated other comprehensive income (loss)	69,996	—	—		69,996
Accumulated deficit	(153,752,760)	3,991,702	(3,991,702)	(g)	(153,752,760)
Total stockholders' equity	376,866,795	22,964,286	(22,964,286)		376,866,795

Total liabilities and stockholders' equity	$411,058,824	$59,667,142	$(38,437,214)		$432,288,752

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

CLEANSPARK, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED JUNE 30, 2022

	CleanSpark, Inc.	WAHA & SPRE	Pro Forma Adjustments (Note 5)		Pro Forma Combined
Revenues, net	$105,351,561	$25,223,823	$—		$130,575,384

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	24,607,950	10,296,530	—		34,904,480
Payroll expenses	24,209,787	1,267,848	—		25,477,635
General and administrative expenses	11,654,729	3,001,620	—		14,656,349
Impairment expense	11,452,405	—	—		11,452,405
Realized gain on sale of digital currency	(2,026,427)	(476,465)	—		(2,502,892)
Depreciation and amortization	32,659,747	3,930,942	(1,290,692)	(d)	35,299,997
Total costs and expenses	102,558,191	18,020,475	(1,290,692)		119,287,974

Income from operations	2,793,370	7,203,348	1,290,692		11,287,410

Other expense	(1,728,580)	(2,535,507)	—		(4,264,087)

Income before income tax expense	1,064,790	4,667,841	1,290,692		7,023,323
Income tax expense	—	(1,180,175)	—		(1,180,175)
Income from continuing operations	$1,064,790	$3,487,666	$1,290,692		$5,843,148

Net income	$1,064,790	$3,487,666	$1,290,692		$5,843,148

Preferred stock dividends	335,439	—	—		335,439

Income attributable to common shareholders	$729,351	$3,487,666	$1,290,692		$5,507,709

Income from continuing operations per common share - basic	$0.02				$0.13

Weighted average common shares outstanding - basic	41,010,826				41,010,826

Income from continuing operations per common share - diluted	$0.02				0.13

Weighted average common shares outstanding - diluted	41,092,028				41,092,028

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

CLEANSPARK, INC.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMEBER 30, 2021

	CleanSpark, Inc.	CleanSpark, Inc. Disc Ops (Note 1)	WAHA & SPRE	Pro Forma Adjustments (Note 5)		Pro Forma Combined
Revenues, net	$49,438,115	$(10,151,008)	$16,284,592	$—		$55,571,699

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	13,964,711	(8,701,682)	1,727,314	—		6,990,343
Payroll expenses	25,355,684	(4,173,779)	390,263	—		21,572,168
General and administrative expenses	13,564,619	(1,310,126)	2,357,602	—		14,612,095
Impairment expense	12,885,786	(6,277,710)	—	—		6,608,076
Realized gain on sale of digital currency	(3,104,378)	—	(32,189)	—		(3,136,567)
Depreciation and amortization	12,244,368	(1,216,499)	1,786,814	1,733,519	(d)	14,548,202
Total costs and expenses	74,910,790	(21,679,796)	6,229,804	1,733,519		61,194,317

Income (loss) from operations	(25,472,675)	11,528,788	10,054,788	(1,733,519)		(5,622,618)

Other income (expense)	3,660,665	8,353	(3,702,015)	(122,066)	(e)	(155,063)

Income (loss) before income tax (expense) or benefit	(21,812,010)	11,537,141	6,352,773	(1,855,585)		(5,777,681)
Income tax expense	—	—	(1,725,972)	—		(1,725,972)
Income (loss) from continuing operations	$(21,812,010)	$11,537,141	$4,626,801	$(1,855,585)		$(7,503,653)

Net income (loss)	$(21,812,010)	$11,537,141	$4,626,801	$(1,855,585)		$(7,503,653)

Preferred stock dividends	177,502	—	—	—		177,502

Net income (loss) attributable to common shareholders	$(21,989,512)	$11,537,141	$4,626,801	$(1,855,585)		$(7,681,155)

Loss from continuing operations per common share - basic and diluted	$(0.75)					$(0.26)

Weighted average common shares outstanding - basic and diluted	29,441,364					29,441,364

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

CLEANSPARK, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1. Basis of pro forma presentation

On August 17, 2022, the Company completed the acquisition of real property and equipment from WAHA & SPRE for aggregate consideration of $23,891,610. The acquisition was determined to be an acquisition of a business and was accounted for as a business combination under Accounting Standards Codification 805, Business Combinations (“ASC 805”).

The unaudited pro forma condensed combined financial statements present the combination of the historical consolidated financial statements of the Company and WAHA & SPRE, adjusted to give effect to the Acquisition and related transactions. The historical June 30, 2022 balance sheets of the Company and WAHA & SPRE were used to create the unaudited pro forma condensed combined balance sheet as of June 30, 2022 – the last day of the Company’s third fiscal quarter.

The Company and WAHA & SPRE have different fiscal year ends with the Company following a fiscal year ending on September 30 and WAHA & SPRE following a calendar year-end ending on December 31. Accordingly, the unaudited pro forma condensed combined statement of operations for the year ended September 30, 2021 has been prepared by combining the Company’s audited historical consolidated statement of operations and comprehensive loss for the year ended September 30, 2021, with the audited historical combined statement of income of WAHA & SPRE for the twelve months ended December 31, 2021. As of June 30, 2022, the Company deemed its energy operation to be discontinued operations due to its strategic shift to strictly focus on its bitcoin mining operations and divest of its energy assets, therefore a column was added to remove the effects of discontinued operations.

The unaudited pro forma condensed combined statement of operations for the nine months ended June 30, 2022, has been prepared by combining the Company’s unaudited historical consolidated statement of operations for the nine months ended June 30, 2022, with the unaudited combined statement of income of WAHA & SPRE for the nine months ended June 30, 2022. Solely for purposes of these pro forma condensed combined statement of operations for the nine months ended June 30, 2022, in order that each of the Company and WAHA & SPRE would have periods of the same length to combine, the WAHA & SPRE income and expenses for the nine months ended June 30, 2022 were calculated by (1) taking the operating results set forth in historical unaudited combined statement of income of WAHA & SPRE for the six months ended June 30, 2022 and multiplying them by fifty percent to obtain an estimated additional three months of operating results, and then (2) adding such calculated amount to the historical six month operating results to obtain the WAHA & SPRE combined statement of income for the nine months ended June 30, 2022.

Note 2. Purchase price

The Acquisition has been accounted for using the acquisition method of accounting in accordance with ASC 805. The following is a summary of the components of the purchase price paid by the Company to the Sellers in the Acquisition:

Cash consideration	$19,771,610
Financing provided by Seller	1,961,747
Mortgage assumption (principal amount)	2,158,253
Total preliminary purchase price	$23,891,610

Note 3. Purchase price allocation

ASC 805 requires that, among other things, the assets acquired, and liabilities assumed be recognized at their fair values, with any excess of the purchase price over the estimated fair value of the identifiable net assets acquired recorded as goodwill.

The following is a summary of the preliminary allocation of the purchase price as of August 17, 2022 (the closing date of the Acquisition), based on preliminary estimates of the fair values of the assets acquired:

	Useful life (years)	Amount Assigned
Land	N/A	$100,000
Building/Improvements	30	14,700,000
Miners	3	9,091,610
Total property and equipment		$23,891,610

The preliminary purchase price allocation has been used to prepare the transaction accounting adjustments in the pro forma balance sheet and statements of operations. The final allocation of the actual purchase price is subject to the final valuation of the acquired assets, but that allocation is not expected to differ materially from the preliminary allocation presented in these unaudited pro forma condensed combined financial statements. The final allocation may include (1) changes in fair value of property and equipment; and (2) changes in allocations to assets. The final allocation is expected to be completed when the Company files its Annual Report on Form 10-K for the year ended September 30, 2022.

Note 4. Reclassifications to unaudited pro forma condensed combined financial statements

The unaudited pro forma condensed combined financial statements have been adjusted to reflect reclassifications of WAHA & SPRE's financial statement presentation to conform to the Company's condensed financial statement presentation, which is summarized below.

Pro forma condensed combined balance sheet as of June 30, 2022:

•
all current assets except cash and cash equivalents were classified to other current assets.
•
all long-term assets except for property and equipment, net were classified to other long-term assets.
•
all current liabilities except accounts payable and accrued expenses were classified to other current liabilities.
•
all long-term liabilities were classified into the single line item of long-term liabilities.

Pro forma condensed combined statements of operations for the nine months ended June 30, 2022, and for the year ended September 30, 2021:

•
$10,296,530 and $1,727,314 from selling and administrative expenses was reclassified to cost of revenues for the periods ended June 30, 2022 and September 30, 2021, respectively.
•
$1,267,848 and $390,263 from selling and administrative expenses was reclassified to payroll expenses for the periods ended June 30, 2022 and September 30, 2021, respectively.
•
$476,465 and $32,189 from other income (expenses) was reclassified to realized gain on sale of digital currency for the periods ended June 30, 2022 and September 30, 2021, respectively.
•
$3,930,942 and $1,786,814 from selling and administrative expenses was reclassified to depreciation and amortization for the periods ended June 30, 2022 and September 30, 2021, respectively.

Note 5. Pro forma adjustments

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are based on preliminary estimates and assumptions that are subject to change and are as follows:

(a)	Reflects the cash consideration to be paid (net of cash paid) related to the Acquisition (see Note 2).
(b)	Reflects the mortgage assumed by the Company as part of the Acquisition (see Note 2).
(c)	Reflects the principal amount of the Seller based financing provided to the Company for the purchase of the Acquisition (see Note 2).
(d)	Reflects the adjustment to depreciation and amortization expense of property, plant and equipment acquired by the Company resulting from the effect of the preliminary purchase price allocation.
(e)

Reflects interest expense for the Seller based financing provided to the Company for the purchase of the Acquisition. The principal amount is $1,961,747 with an interest rate of 12% and a term of 12 months.

(f)	Reflects the preliminary allocation of the purchase price to the acquired tangible assets based on their estimated fair values (see Note 3).
(g)	Reflects the assets, liabilities, and equity that were not assumed as part of the Acquisition.